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                                EXHIBIT 10.8



                                   LEASE


    THIS LEASE, dated for reference purposes only, the 1st day of June, 1998, is made by and between STEER ENTERPRISES, INC. ("Lessor") and MISSOURI DEVELOPMENT COMPANY, a Nebraska corporation ("Lessee").

    1. PREMISES LEASED. Subject to the terms and conditions hereinafter set forth, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor that certain real property, including all improvements located thereon, located at 11111 Emmett Street in the City of Omaha, County of Douglas, State of Nebraska, and legally described on EXHIBIT A attached hereto and incorporated by reference herein (the "Premises").

    2.  TERM. The term of this Lease shall be as follows:

    (a) EFFECTIVE DATE. The effective date of this Lease shall be as of 1st day of June, 1998 (the "Effective Date");

    (b) TERM. The term of this Lease shall be five (5) year(s) commencing on the Effective Date.

    (c) RENEWAL OPTION. So long as Lessee is not then in default of any of its obligations under this Lease, Lessee shall have the option to renew and extend this Lease three (3) additional term(s) of five (5) year(s) each, upon the same terms and conditions, except rental, as provided herein, by giving Lessor notice of Lessee's election to renew or extend this Lease at least 180 days prior to the expiration of the then current primary or renewal term.

    3. RENTAL. Lessee shall pay to Lessor at the location identified in
Section 23 below as rental for the Premises during the primary or any renewal term of this Lease, the sum of $6,800.00 monthly (the "Base Rent"), in advance. The first Base Rent payment shall be due on the Effective Date and successive monthly Base Rent payments shall be due and payable on the first day of each successive month thereafter during the term of this Lease. Base Rent for any portion of a calendar month shall be prorated on a per diem basis. In the event Lessee validly exercises any of its option to renew the term of the Lease as provided in Section 2(b) above, the monthly Base Rent during the first renewal term shall be $7,310.00; during the second renewal term shall be $7,858.25 and during the third renewal term shall be $8,447.62.

    4. USE AND OCCUPATION OF PREMISES; COMPLIANCE WITH LAW. Lessee, by taking possession of the Premises, accepts the same in their existing condition without any representation or warranty, express or implied (except as otherwise provided in this Lease), as to the condition of the Premises or any improvements thereon or as to the use that may be made thereof. Lessee may only use the Premises for the operation of a steakhouse restaurant and Lessee shall not use the Premises for any other purpose without obtaining the prior written consent of Lessor. During the term of this Lease, the Premises shall be kept in a clean and wholesome condition, free from any disorderly conduct, noise, odor or nuisance.


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    Lessee shall at all times during the term of this Lease, at Lessee's own cost and expense, perform and comply in all respects with all laws (including all Environmental Laws), statutes, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated, of every government and municipality having jurisdiction over the Premises and of any agency thereof and any applicable judgments, decrees, injunctions, writs, orders or like actions of any court, arbitrator or administrator, or agency of competent jurisdiction (collectively, "Applicable Laws") relating to the Premises or any of the facilities or equipment therein, and Lessee shall so perform and comply, whether or not such Applicable Laws shall now exist or shall hereafter ben enacted or promulgated. Lessee shall also observe and comply in all material respects with the requirements of any permits relating to the Premises and all public liability, fire or other policies of insurance at anytime enforced wit respect to the Premises.

    Lessor hereby represents that the Premises is, or on the commencement date of this Lease shall be, in material compliance with all laws (including all Environmental Laws), statutes, rules, orders, ordinances, regulations, and requirements now in existence of every government and municipality having jurisdiction over the Premises and of any court, arbitrator, or administrator, or agency of competent jurisdiction (collectively, "Applicable Laws") relating to the Premises or any of the facilities of equivalent therein. Lessor further represents that it, and Lessee has observed and complied in all material respects with the requirements of any permits relating to the Premises.

    5. SECURITY DEPOSIT. Upon execution of this Lease by Lessee, Lessee shall pay to Lessor a security deposit in the amount of $6,800.00 which shall be held by Lessor, without interest, as security for the faithful performance by Lessee of all the terms of this Lease by Lessee to be observed and performed. Lessor shall have the right to commingle said security deposit with its other funds.

    If Lessee fails to pay any rent reserved or any other sum payable by Lessee to Lessor pursuant to this Lease, or if Lessee should fail to perform any other term of this Lease, then Lessor may, at its option and without prejudice to any other remedy which Lessor may have on account thereof, apply all or any portion of said security deposit toward the payment of rent or other charges due or less or damage sustained by Lessor due to such breach on the part of Lessee. In the event any proceedings are commenced by or against Lessee under any chapter of the Bankruptcy Act, said security deposit shall be deemed to be applied first to the payment of rent and other charges due Lessor for all periods prior to the filing of such proceedings.

    6. TAXES. Lessee covenants and agrees to pay, at the time of payment of the monthly rent, as additional rent any privilege, sales, gross income or other tax imposed upon or measured by the rentals from the Premises and the appurtenances thereof. Lessee shall also pay during the term of this Lease, within 30 days prior to delinquency, all real estate and personal property taxes and assessments imposed upon the Premises, and the land upon which it is situated and any furniture, fixtures or equipment located on or about the Premises.

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    7. UTILITIES. Lessee agrees to pay before delinquency all charges for all utilities used at the Premises, including, but not limited to, water ,gas, heating, cooling, electricity, telephone and power, and Lessee agrees not to permit any charges of any kind to accumulate or become a lien against the Premises.

    8. INSURANCE; INDEMNITY. (a) Lessee will, at its own expense, carry and maintain "all risks" insurance coverage, on a per occurrence basis, against all hazards, including, but not limited to, fire, theft, and extended coverage insurance naming Lessor and Lessor's lender or lenders as loss payees thereunder. Such policies of insurance shall be in an amount not less than the full replacement value of the Premises as determined by Lessor, written by a financially sound and reputable insurer reasonably acceptable to Lessor, and shall provide for at least 30 days written notice of cancellation or material alteration to Lessor. Lessee shall furnish certificates as proof of such insurance upon execution of this Lease by Lessee and within 10 days after request therefore by Lessor. Any fire, theft and extended coverage insurance with respect to the Premises shall name Lessor as loss payee and any proceeds from such insurance received by Lessor shall be applied in accordance with the terms and provisions of Section 11 hereof. Any such deductible under such policy shall not exceed $1,000.00 per occurrence and Lessee shall be responsible for the payment for all deductibles and repairs falling within such deductible.

    (b) Lessee shall maintain during the term of this Lease, at its expense, a commercial general public liability insurance policy, for injury, death or damage which might result from Lessee's occupation of the Premises or business either to persons or property, in amounts not less than $2,000,000.00 as to injury or loss of life of one person, $2,000,000.00 as to injury and loss of life to all persons arising out of a single accident or disaster, and $100,000.00 for accident or property damage liability. Lessee shall also maintain during the term of this Lease, at its own expense, insurance covering all plate glass in the Premises in an amount equal to their full replacement value from time to time insuring the same against breakage and other damage. Lessee shall also maintain during the term of this Lease, at its expense, insurance covering all of Lessee's improvements, fixtures, merchandise and other property.

    (c) All such insurance to be maintained by Lessee pursuant to Section 8(b) above shall be for the mutual benefit and protection of Lessor and Lessee shall name Lessor as coinsured and shall additionally contain a provision to the effect that Lessor, although coinsured, shall be entitled to recovery under said insurance for any loss or damage occasioned to it or its servants, agents, employees, customers, visitors or licensees. Each insurance policy shall provide that it may not be cancelled without giving Lessor thirty (30) days prior written notice thereof. A copy of each insurance policy and any renewals thereof shall be furnished by Lessee to Lessor.

    (d) Lessee agrees to indemnify and hold harmless Lessor from and against all third-party claims of whatever nature arising from any act, omission or negligence of Lessee, or Lessee's officers, agents or employees, or arising from any accident, injury or damage whatsoever caused to any third person, or to the property of any such person, occurring during the term of this Lease in or about the Premises or arising from any accident, injury or damage occurring outside the Premises where such accident, damage or injury results from an act or

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omission on the part of Lessee or Lessee's officers, agents or employees.
Lessee does also hereby indemnify Lessor against any expense, loss or liability paid, suffered or incurred as the result of any breach by Lessee, its servants, against, employees, customers, visitors or licensees, of any covenant or condition contained in this Lease or as a result of Lessee's use or occupation on the Premises or the careless, negligent or improper conduct of Lessee, its servants, agents, employees, customers, visitors or licensees.

    9. ALTERATIONS. Lessee shall not make any improvements, alterations, additions, or changes to the Premises without obtaining the prior written consent of Lessor. If Lessee desires to make any improvements, alterations, additions or changes to the Premises, Lessee shall furnish Lessor with plans and specifications for same, together with a written bid from a licensed contractors reasonably acceptable to Lessor. All costs of construction shall be borne by Lessee. Notwithstanding the foregoing, Lessee shall not make any improvements, alterations, additions or changes of any nature to the exterior or roof of the Premises. All alterations, additions or improvements installed in the Premises at any time, either by Lessee or by Lessor on behalf of Lessee, shall become the property of Lessor shall become the property of Lessor and shall remain upon and be surrendered with the Premises unless Lessor, by notice to Lessee not later than twenty (20) days prior to the termination of this Lease, elects to have them removed by Lessee, in which event, the same shall be removed from the Premises by Lessee forthwith at Lessee's expense. Nothing contained herein shall be construed to prevent Lessee's removal of trade fixtures, but upon removal of any such trade fixtures from the Premises, or upon removal of other installations as may be required by Lessor, Lessee shall immediately, and at is expense, repair and restore the Premises to the condition existing prior to installation and repair any damage to the Premises due to such removal. All property permitted or required to be removed by Lessee at the end of the term remaining in the Premises after Lessees removal shall be deemed abandoned and may, at the election of Lessor, either be retained as Lessor's property or may be removed from the Premises by Lessor at Lessee's expense.

    10. MAINTENANCE OF PREMISES. Lessee shall, at its sole expense, keep and maintain the exterior and interior of the Premises, including but not limited to all plumbing, heating and air-conditioning equipment serving the Premises, all fixtures and equipment therein and all window casements or frames, plate glass, doors and door frames, locks, closing devices and Lessee's signs, and the walls, roofs, foundations and all parking lots, driveways and landscaped areas in good condition and repair during the term of this Lease. Lessee shall keep the Premises in the condition required from time to time by all applicable municipal, county, state and federal ordnances, law, rules and regulations.

    If Lessee refuses or neglects to timely make repairs or otherwise maintain the Premises in accordance with the provisions hereof and in a manner satisfactory to Lessor, Lessor shall have the right, but shall not be obligated, to make any or all such repairs or perform any or all such maintenance on behalf of and for the account of Lessee upon giving ten (10) days written notice to Lessee of its intention to do so. In such event, all sums expended and all expenses incurred by Lessor in connection with the foregoing shall be additional rent hereunder, payable

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on demand, and bearing interest from the date of such expenditure or occurrence at the highest legal rate permitted by law.

    No exercise by Lessor of any rights reserved herein shall entitle Lessee to any damages for any injury to the property or business of Lessee or inconvenience occasioned thereby nor to any abatement of rent.

    11. DAMAGE OR DESTRUCTION TO PREMISES. In the event of substantial damage, unless this Lease is terminated as hereinafter provided, Lessor shall with all due diligence commence to repair the Premises to the same condition as existed immediately prior to such damage, and Lessor shall complete such repair with due diligence and dispatch, and this Lease shall remain and continue in full force and effect; provided, that such loss is insured and that all proceeds of such insurance coverage are made available to Lessor and are not subject to any superior right thereto of any other party; provided, further that Lessee shall repair all damage caused by the acts or omissions of Lessee or Lessee's officers, employees, agents or contractors and further provided, that Lessee shall, at its sole expense, diligently repair, restore or replace all damage or destroyed leasehold improvements, fixtures, furniture, equipment and other property of Lessee in, on or at the Premises. Lessor repair responsibilities hereunder shall be limited to available insurance proceeds, and Lessee shall be responsible for all repair costs in excess of available insurance proceeds. There shall be no abatement of rent during any such repair period. If the damage is not repaired within ninety
(90) days after the date the damage occurs, Lessee shall have the right to terminate this Lease by giving Lessor written notice. Upon such termination, any unearned rent or other payments paid in advance beyond the date of damage shall immediately be refunded to Tenant.

In the event the damage to the Premises by fire or any other casualty (but not including any damage caused by the acts or omissions of Lessee or Lessee's officers, employees, agents, contractors or employees) equals or exceeds fifty percent (50%) of the replacement value thereof as of the date such damage occurs, either Lessee or Lessor may elect to terminate this Lease by giving notice in writing of such election to the other party within thirty
(30) days from the date the damage occurs. Upon such termination, any unearned rent or other payments paid in advance beyond the date of damage shall immediately be refunded to Lessee.

If Lessor and Lessee cannot agree whether damage or destruction of the Premises is "minor damage" or "substantial damage" or whether the damage to the Premises equals or exceeds fifty percent (50%) of its replacement value, then the parties agree to submit such disputed issue or issues to binding arbitration. Within forty-five (45) days of such damage or destruction, each party shall select an arbitrator who is a duly licensed general contractor in the State of Nebraska. If these arbitrators are unable to agree upon the issue or issues submitted to them within ten (10) days following their appointment, then such arbitrators shall elect a third arbitrator of like qualification, and the decision of the third arbitrator shall be controlling. Each party to this Lease shall pay for the services of its selected arbitrator. The decision of the arbitrators or arbitrator in regard to any issue or issues submitted shall be final and binding upon the parties.

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    12.  CONDEMNATION. Should the Premises or any portion thereof be taken for public use by right of eminent domain with or without litigation, any award for compensation and/or damages, whether attained by agreement prior to or during the time of trial, or by judgement or verdict after trial, applying to the leasehold estate created hereby other than that portion of said award, if any, based upon a taking of Lessee's movable trade fixtures shall belong and be paid to Lessor, and Lessee hereby assigns, transfers and sets over to Lessor all of the right, title and interest which it might otherwise have therein. In the event the portion of the Premises so taken shall be more than fifteen percent (15%) of the floor area of the Premises, Lessee shall have the option, to be exercised by written notice given to Lessor within thirty
(30) days after the date of such taking, to terminate this Lease. In the event that more than fifteen percent (15%) of the floor area of the Premises shall be so taken and Lessee does not so elect to terminate this Lease, or if less than fifteen percent (15%) of the floor area of the Premises is so taken, then the minimum monthly rent payable under this Lease shall be reduced in the same proportion as the amount of said floor area is reduced by such taking and Lessor shall make such reconstruction of the Premises as may be required to the extent of the aforesaid award.

    13. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this Lease or any interest herein, or mortgage or hypothecate this Lease or any interest herein, or sublet the Premises in whole or in part, without obtaining the written consent of Lessor, which consent will not be unreasonably withheld. If Lessee is a corporation, the issuance or a transfer of any of the shares of stock of said corporation (except to member of transferor's immediate family by gift, devise or bequest) which results in a change in the ownership of the majority of the issued and outstanding shares of stock of said corporation as of this Lease, shall be deemed to be an assignment prohibited hereby.

    Lessor shall have the right to assign, transfer and convey all or any part of its interest in this Lease or in the Premises at any time. Lessor's obligations to Lessee shall cease wholly or partly, as the case may be, as of the effective date of such assignment, transfer or conveyance and Lessee shall thereafter look solely to the assignee, transferee or purchaser thereof. In the event of any such assignment, transfer, or conveyance of all or any part of Lessor's interest herein, either voluntarily or involuntarily, as a result of a foreclosure of any mortgage or deed of trust, or otherwise, Lessee hereby agrees to attorn to, and become the Lessee of any assignee, successor in interest or purchaser of Lessor's interest here.

    14.  DEFAULT BY LESSEE AND REMEDIES.

    a. DEFAULT. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee;

         (i) The failure by Lessee to make any payment of rent, additional rent or any other payment required to be made by Lessee hereunder within five (5) days after the same shall be due.

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         (ii)  The failure by Lessee to observe or perform any other covenant, condition or provision of this Lease to be observed or performed by Lessee where such failure shall continue for a period of thirty (30) days after written notice thereof is given by Lessor to Lessee.

         (iii) The abandonment of the Premises by Lessee for a period of thirty (30) days.

         (iv) Lessee makes an assignment for the benefit of creditors or a receiver is appointed to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease, or a petition is filed by or against Lessee under any section of the Bankruptcy Act which is not dismissed within sixty (60) days thereafter, or substantially all of Lessee's assets located in the Premises of Lessee's leasehold interest in the Premises are attached or taken by other judicial seizure.

    b. REMEDIES. In the event of any such material default or breach by Lessee, Lessor shall have the right, at its election, adhering to applicable legal processes without further notice or demand, to re-enter upon the Premises and take possession of the same and of all equipment and fixtures therein, including the right to change door locks and suspend utilities and services and expel or remove Lessee and all other parties occupying the Premises using such force as may reasonably be necessary to do so without being liable to Lessee for any loss or damage occasioned thereby; such property may be removed and stored in any place for the account of and at the expense and risk of Lessee, and Lessee will pay to Lessor on request any and all expenses incurred in such removal and any storage charges therefore; or Lessor may, at its option, without notice to Lessee, sell said property for such price and upon such terms as Lessor may determine, applying the proceeds of such sale upon any amounts due under this Lease, including the expenses of removal and sale.

    Should Lessor elect to re-enter as herein provided or should it take possession pursuant to legal proceedings, it may terminate this Lease or it may, from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises at the expense of Lessee, or it may avail itself of any other right or remedy granted by law or equity, to be exercised cumulatively or successively as the law permits. In the event that Lessor relets the Premises from time to time, Lessee shall have no right or authority whatever to collect any rentals received thereunder and rentals so received by Lessor shall be applied first to the payment of any indebtedness, other than rent, due hereunder from Lessee to Lessor, then to the payment of any cost of such reletting, including attorney's fees and leasing commissions which Lessor may have paid or incurred in connection with such repossession and reletting, then to the payment of the cost of any alteration or repair to the Premises to make them tenantable or acceptable to a new tenant, then to the payment of rent due and unpaid hereunder, and the

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residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable thereafter.

    Whether or not the Premises are relet, Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry, and thereafter Lessee shall pay Lessor until the end of the term of this Lease the amount of all rentals and other charges required to be paid by Lessee hereunder, less the proceeds of such reletting during the term hereof, if any, after payment of the foregoing. Such payments by Lessee shall be due at such times as we are provided in this Lease, and Lessor need not delay any action to recover such payments until the termination of this Lease. Lessor shall not by such re-entry or other act be deemed to have terminated this Lease or the liability of Lessee for the total rent reserved hereunder unless Lessor shall give to Lessee written notice of Lessor's election to terminate this Lease as provided herein, and Lessor shall thereupon be entitled to recover from Lessee the worth, at the time of such termination, of the excess, if any, of the rent and other charges required to be paid by Lessee hereunder for the balance of the term of this Lease (if this Lease has not been so terminated) over the then reasonable rental value of the Premises for such period.

    In addition to any other remedy provided to Lessor herein, and regardless of which remedy or remedies are exercised by Lessor, upon any default or breach of this Lease by Lessee which is not cured within the time period provided in Section 14.a above, Lessor shall have the option to purchase, and Lessee hereby grants Lessor the option to purchase, all furniture, fixtures and equipment located in or about the Premises, which Lessor shall pay a purchase price therefore equal to the amount of the existing loan debt against such furniture, fixtures and equipment. Upon the exercise of such option, Lessee shall, within 15 days after request therefore from Lessor, convey said furniture, fixtures and equipment to Lessor by bill of sale.

    15. RULES AND REGULATIONS. Lessee agrees and covenants that it shall comply with all rules and regulations regarding the use and occupancy of the Premises as Lessor shall in its sole discretion establish from time to time. Upon the (10) days written notice to Lessee, Lessor shall have the right to repeal, amend, alter or supplement such rules and regulations.

    16. ACCESS TO PREMISES. Lessor shall have the right to enter upon the Premises at all reasonable times for the purpose of examining or inspecting the Premises or showing the same to prospective purchasers or tenants or lenders. Lessor shall have the right to place a sign upon the Premises indicating that the Premises are for rent, lease or sale sixty (60) days prior to the expiration of the term of this Lease.

    17. SURRENDER OF THE PREMISES. Upon the expiration or sooner termination of this Lease, Lessee shall quit and surrender to Lessor the Premises and all improvements thereon, in good order and condition, ordinary wear excepted.

    18. HOLDING OVER. If Lessee shall remain in possession of the Premises after the expiration or sooner termination of this Lease, such occupancy shall, at the sole option of

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Lessor, be a tenancy from month to month upon all of terms and provisions hereof. Said monthly tenancy may be terminated by Lessor upon giving Lessee prior written notice.

      19. SUBORDINATION. Lessee's interest under this Lease at the option of Lessor is and shall be subject, subordinate and inferior to the lien of any mortgage or deed of trust now or hereafter placed by Lessor upon the Premises and to all renewals, modifications, consolidations, replacements or extensions thereof. The parties hereto intend that the foregoing provision shall be self-operative and that no further instrument shall be required to effect such subordination, but Lessee shall, within 10 days after request from Lessor, at any time or times execute and deliver any and all instruments that may be reasonably necessary or proper to effect such subordination or to conform or evidence the same.

     20. CERTIFICATE OF LEASE. At any time and from time to time Lessee agrees, within 10 days after request from Lessor, to execute, acknowledge and deliver to Lessor a statement in writing and in recordable form certifying that this Lease is in full force and effect and setting forth such other matters and information as may be reasonably required from a prospective mortgagee or purchaser of the Premises. Lessee agrees that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser, mortgagee or assignee of any mortgagee of the Premises.

     21. WAIVER. Lessee hereby releases and waives, on behalf of itself and any company, firm or individual insuring Lessee or Lessee's property, any claim or right of subrogation against Lessor which would otherwise arise in favor of any such party. Lessee agrees that, to the extent that such endorsement is available, it will obtain for the benefit of Lessor a waiver of any right of subrogation from Lessee's insurers.

     22. NOTICES. All notices under this Lease must be in writing and either hand-delivered or sent by United States certified or registered mail, postage prepaid, addressed as follows, except that any party may by written notice given as aforesaid change its address for subsequent notices to be given hereunder:

         (a) Lessor:   Steer Enterprises, Inc.
                       4524 Farnam Street
                       Omaha, Nebraska 68132
                       Attn: Greg Cutchall

         (b) Lessee:   Missouri Development Company
                       6940 "O" Street, Suite 334
                       Lincoln, Nebraska 68510
                       Attn: Tish Jones

     23. TIME OF ESSENCE. Time shall be of the essence of this Lease and each of the provisions herein.


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     24. CUMULATIVE REMEDIES. No remedy or election given by any provision in this Lease shall be deemed exclusive unless so indicated but it shall, wherever possible, be cumulative with all other remedies in law or equity, except as otherwise herein specifically provided.

     25. WAIVER. No waiver by Lessor of any provision of this Lease shall be effective except by an instrument in writing signed by Lessor and shall not be deemed to be a waiver of any other provisions hereof or of any subsequent breach by Lessee of the same or any other provision. If Lessor consents to or approves of any act by Lessee, such consent or approval shall not be deemed to be a waiver of any requirement of Lessor's consent to or approval of any subsequent act of Lessee, whether or not similar to the act so consented to or approved. No act or thing done by Lessor or Lessor's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Lessor. No employee of Lessor, or of Lessor's agents, shall have any power to accept the keys to the Premises prior to the termination of this Lease and the delivery of the keys to any such employee shall not operate as a termination of this Lease or a surrender of the Premises.

     26. ENTIRE AGREEMENT. This Lease and the covenants and agreements set forth herein are and shall constitute the entire agreement between the parties. No prior agreement or understandings, verbal or otherwise, of the parties, their agents, servants, employees or attorneys shall be valid or enforceable unless embodied in this Lease. Each party to this Lease hereby acknowledges and agrees that the other party has made no warranties, representations, covenants and agreements, express or implied, to such party other than those expressly set forth herein, and that each party in entering into and executing this Lease has relied upon no warranties, representations, covenants, or agreements other than those expressly set forth herein. This lease may not be altered or amended in any respect except by an agreement in writing executed by Lessor and Lessee.

     27. BENEFITS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their representatives, successors and permitted assigns.

     28. ENVIRONMENTAL INDEMNITY.

     (a) (i) Lessee shall keep and maintain the Premises in compliance with, and shall not cause or permit the Premises to be in violation of, applicable environmental laws (below defined). Lessor shall have the right, at all reasonable times, to inspect the Premises to confirm Lessee's compliance with the foregoing.

          (ii) Lessee will promptly notify Lessor of any changes in the Lessee's operations and shall likewise promptly notify Lessor upon Lessee's receipt of any warning, notices, notices of violations, lawsuits or the like received by Lessee from any governmental or similar agency relating to lawsuits filed by third parities relating to environmental impacts and/or releases of hazardous materials, hazardous wastes, hazardous substances or substances having a negative


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environmental impact on the Premises, or the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Premises of which Lessee becomes aware which might cause the Premises or any portion thereof to be in violation of any environmental law or subject to any restriction on ownership, occupancy, transferability or use under any environmental law.

     (b) (i) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, the "Remedial Work") is required reasonably necessary or desirable under any applicable environmental law because of or in connection with the current or future presence, suspected presence, release or suspected release of a hazardous substance into the air, soil, ground water, surface water, or soil vapor on, under or about the Premises or any portion thereof, Lessee shall promptly commence and diligently prosecute to completion all such Remedial Work. In all events, such Remedial Work shall be commenced within twenty (20) days after any demand therefor by lessor, or such shorter period as may be required under any applicable environmental law.

          (ii) All Remedial Work shall be performed by contractors, and under the supervision of an independent consulting engineer, each approved in advance by Lessor. All costs and expenses of such Remedial Work and Lessor's monitoring or review of such Remedial Work (including reasonable attorneys fees) shall be paid by Lessee. If Lessee does not timely commence and diligently prosecute to completion the Remedial Work, Lessor may (but shall not be obligated to) cause such Remedial Work to be performed, and all costs and expenses thereof (including reasonable attorneys fees) shall be considered as rental and shall, together with interest thereon, be paid by Lessee to Lessor immediately upon demand.

          (iii) Except with Lessor's prior consent, Lessee shall not commence any Remedial Work (unless required to be immediately commenced by governmental authorities and after immediate notice thereof to Lessor) or enter into any settlement agreement, consent decree or other compromise relating to any hazardous substances or environmental laws which might, in Lessor's sole judgment, impair the value of Lessor's security hereunder. Lessor's prior consent shall not be required, however, if the presence or threatened presence of hazardous substances on, under or about the Premises poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, and it is not possible to obtain Lessor's prior consent. In such event, Lessee shall notify Lessor as soon as practicable of any action taken.

     (c) Lessee shall provide annual certifications to Lessor that it is in compliance with the environmentally related restrictions of this Lease.

     (d) Lessee shall protect, indemnify and hold Lessor and Lessor's directors, officers, employees, agents, successors and assigns harmless from and against any and all loss, damage, cost, expense and liability (including reasonable attorneys fees) directly or indirectly arising out of or attributable to the installation, use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance on, under or about


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

the Premises or any portion thereof including (i) all foreseeable consequential damages, (ii) the costs of any required or necessary repair, cleanup or detoxification, and (iii) the costs of the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive the termination or other ending of this Lease. Notwithstanding anything herein to the contrary, the liability of Lessee for the indemnity in this paragraph shall be limited to environmental matters which arise, regardless of how caused, after the Effective Date hereof and prior to the latter of the termination of this Lease or the discovery of Lessee's noncompliance with the terms of this Section.

     (e) Notwithstanding other provisions of this Lease, Lessor shall have the right to terminate the Lease for Lessee's failure to comply with the environmentally related provisions hereof, ten days following delivery of notice by Lessor to Lessee thereof.

     (f) "Environmental Law" shall mean, for purposes hereof, any federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including each of the following as to date or hereafter amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601-9657; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901-6991(i); the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2629; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. Section 1251 ET SEQ., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 18 ET SEQ.

     (g) "Hazardous Substance" shall mean for purposes hereof any material, waste or substance which is:

          (i) included within the definitions of "hazardous substances," "hazardous materials," "toxic substance," or "solid waste" in or pursuant to any environmental law, or subject to regulation under any environmental law;

          (ii) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. Section 172.101, as to date or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as to date or hereafter amended; or

          (iii) explosive, radioactive, asbestos, a polychlorinated biphenyl, oil or a petroleum product.

     (h) During the period that Lessor has owned the Premises, the Premises has been owned, leased, and operated in material compliance with all federal, state, or local laws, statutes, ordinances, regulations, rules, judgments, orders, notice requirements, court decisions, permits, licenses, agency guidelines or principles of law, which (i) regulate or relate to the protection or cleanup of the environment, the use, treatment, storage, transportation, handling, or disposal of hazardous, toxic or otherwise dangerous substance, wastes or materials (whether


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

gas, liquid, or solid), the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of persons or property, including without limitation protection of the health and safety of employees or (ii) impose liability with respect to any of the foregoing, including without limitation the Federal Water Pollution Control Act (33 U.S.C. Section 1251 ET SEQ.), Resource Conservation & Recovery Act (42 U.S.C. Section 6901 ET SEQ.)
("RCRA"), Safe Drinking Water Act (21 U.S.C. Section 349, 42 U.S.C. Section 201, 300f) Toxic Substances Control Act (15 U.S.C. Section 2601 ET SEQ.),
Clean Air Act (42 U.S.C. Section 7401 ET SEQ.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 ET SEQ.) ("CERCLA") or any other similar federal, state, or local law of similar effect, each as amended ("Environmental Laws"). Lessor has not received any notice that there is pending or threatened lawsuit, governmental action or other legal action claiming that the Premises are in violation of the provisions of any Environmental Law or in non-compliance or violation with the conditions of any permit required under any Environmental Law.

Any handling, transportation, storage, treatment, or use of any quantity of hazardous, toxic or otherwise dangerous substances, materials, or wastes, whether solid, liquid or gas, including but not limited to asbestos in any form, urea formaldehyde, PCB's, radon gas, crude radioactive substance, any infectious reactive, corrosive, ignitable or flammable chemical or chemical compound ("Hazardous Materials"), that has occurred on the Premises while Lessor has owned the Premises has been in compliance with all Environmental Laws and performed in a manner that will not result in liability of Lessor or Tenant under any Environmental Law.

Lessor is not aware of any present or past Environmental Conditions (as defined below) in any way relating to the Premises. "Environmental Conditions" mean the introduction into the soil, groundwater, soil vapor or environment of the Premises (through leak, spill, release, discharge, escape, migration, emission, dumping, disposal or otherwise) of any chemical or chemical compound, including without limitation any contaminant, irritant or pollution or other Hazardous Material (whether gas, liquid, or solid) (whether or not such introduction constituted at the time thereof a violation of any Environmental Law), as a result of which Lessor or Lessee has or may become liable to any person or entity.

Lessor agrees to indemnify, defend (with counsel approved by Tenant) and hold Tenant and its directors, officers, employees, and agents harmless from any and all claims, judgments, damages (including consequential damages), penalties, fines, costs, liabilities (including sums paid in settlement of claims) or loss including attorney's fees, consultant fees,and expert fees (consultants and experts to be selected by Tenant) from or in connection with
(i) any Environmental Condition caused by Lessor (ii) any liability arising under any Environmental Law on account of the conduct of Lessor, or (iii) the breach of any of the representations or warranties contained in this Lease. Without limiting the generality of the foregoing, the indemnification provided by this paragraph shall specifically cover costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of any Environmental Condition, unless the Environmental Condition is a direct result of the

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Tenant's use of the Premises or the acts or inactions or willful misconduct of Tenant's officers, employees, agents, or invitees.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease in duplicate the day and year first above written.

LESSOR                                  LESSEE

STEER ENTERPRISES, INC.                 MISSOURI DEVELOPMENT COMPANY


By:       /s/ illegible                 By:         /s/ illegible
   ---------------------------------       -----------------------------
Title:  President                       Title:  Secretary
      ------------------------------          --------------------------

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

                                EXHIBIT A

Lot 1, Lemke's Addition, a Subdivision, as surveyed, platted and recorded in Douglas County, Nebraska.














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

                                 GUARANTY

     In consideration of Landlord's entering into the Lease dated June 1, 1998 between STEER ENTERPRISES, INC., as Landlord, and MISSOURI DEVELOPMENT COMPANY, as Tenant (herein called the "Lease"), and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the undersigned, a principal shareholder of Tenant (herein called "Guarantor"). Guarantor guarantees the full and punctual payment of rent and other charges, rates, and sums to be paid by Tenant under the Lease and the performance by Tenant of all of the terms and conditions thereof, and agrees:

     (1) That, if Tenant shall default in the payment or performance of any of its obligations under the Lease, Guarantor will pay to Landlord any payment that may be due to Landlord or perform any obligation accruing by reason of such default, together with all damages that may arise in consequence thereof and all attorneys' fees that may be incurred by Landlord in enforcing such covenants and agreements set forth in the Lease or in enforcing the covenants and agreements of Guarantor herein, all without requiring notice from Landlord of any default by Tenant, which notice is hereby waived by Guarantor;

     (2) That, at Landlord's option, the Guarantor may be joined in any action or proceeding commenced by Landlord against Tenant in connection with and based upon the Lease or any provision thereof, and that recovery may be had against the Guarantor in any such action or proceeding or in any independent action or proceeding against the Guarantor, without any requirement that Landlord, its successors or assigns, first assert, prosecute or exhaust, any remedy or claim against Tenant, its successors and assigns;

     (3) That, in the event of any bankruptcy, reorganization, winding-up or similar proceedings with respect to Tenant, no limitation on Tenant's liability under the Lease which may now or hereafter be imposed by any federal, state or other statute, law, regulation or judicial or administrative determination applicable to such proceedings shall in any way limit Guarantor's obligation hereunder, which obligation is co-extensive with Tenant's liability as set forth in the Lease without regard to any such limitation;

     (4) That, this Guaranty shall be absolute and unconditional and shall be in full force and effect notwithstanding any amendment, addition, assignment, sublease, transfer, renewal, extension or other modification of the Lease, whether or not Guarantor shall have knowledge or have been notified of or agreed or consented thereto;

     (5) That, the validity of this Guaranty and the obligations of Guarantor hereunder shall not in any way be terminated, affected or impaired by reason of any action which Landlord might take or be forced to take against Tenant, or by reason of any waiver of or failure to enforce any of the rights or remedies reserved to Landlord in the Lease, or otherwise, or by reason of any extension of time or other forbearance granted to Tenant by Landlord, or Landlord's compromise, settlement, release, discharge, subordination or indulgence with respect to, or failure, neglect or omission to collect or enforce, or to record, file, perfect, enforce or


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

exercise any liens or rights with respect to any claims against Tenant, Guarantor or any other person liable directly therefor;

     (6) That, Guarantor hereby waives notice of any and all notices or demands which may be given by Landlord to Tenant, whether or not required to be given under the Lease and hereby waives any notice of acceptance of the Guaranty by Landlord;

     (7) Guarantor hereby warrants and represents that (i) Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of Tenant; (iii) Guarantor has relied solely upon investigations of Tenant's financial conditions conducted by Guarantor or Guarantor's authorized representative to execute this Guaranty; and (iv) Guarantor, or its authorized representatives, shall continue independently to review, monitor and investigate the financial condition of Tenant while this Guaranty is in effect, Guarantor specifically relieving Landlord of any duty, obligation, requirement or responsibility of any nature whatsoever to advise Guarantor of any change in Tenant's financial condition;

     (8) If Landlord at any time is compelled to take action, by legal proceedings or otherwise, to enforce or compel compliance with the terms of the Guaranty, the Guarantor shall, in addition to any other rights or remedies to which Landlord may be entitled hereunder or as a matter of law or in equity, pay to Landlord all costs, including reasonable attorneys' fees, incurred or expended by Landlord in connection therewith; and

     IN WITNESS WHEREOF, Guarantor has executed this Guaranty, under seal, on June 1, 1998.

                                    AUSTINS STEAKS & SALOON, INC.


                                    By      /s/ illegible
                                      -------------------------------

                                    Its      Secretary
                                       ------------------------------



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